Exhibit (a)(1)(B)

Letter of Transmittal To Tender Ordinary Shares
of
AUDIOCODES LTD.
at $4.35 Net Per Share in Cash Pursuant to the Offer to Purchase dated June 16, 2016 by
AudioCodes Ltd.

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for ordinary shares, nominal (par) value NIS 0.01 per share, of AudioCodes Ltd. (“AudioCodes”) (collectively, the “Shares”) tendered pursuant to this Letter of Transmittal, at a price of $4.35 per share, net to the seller in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 16, 2016 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 10:00 A.M. NEW YORK TIME, ON WEDNESDAY, JULY 20, 2016, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”).

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

If delivering by mail, hand, express mail, courier,
or other expedited service:
American Stock Transfer & Trust Company, LLC
Operations Center
Attn: Reorganization Department
6201 15th Avenue
Brooklyn, New York 11219

Pursuant to the offer of AudioCodes to purchase up to 3,000,000 of its Shares, the undersigned encloses herewith and surrenders the following certificate(s) representing AudioCodes Shares:

DESCRIPTION OF SHARES SURRENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Surrendered (attached additional list if necessary)
Certificated Shares**
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Surrendered**	Book Entry Shares Surrendered

Total Shares

*	Need not be completed by book-entry shareholders.
**	Unless otherwise indicated, it will be assumed that all ordinary shares represented by certificates described above are being surrendered hereby.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. IF APPLICABLE TO YOU, MAKE SURE YOU COMPLETE (1) THE DECLARATION FORM (“DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES”) INCLUDED HEREIN TO PREVENT ISRAELI WITHHOLDING TAX AND/OR (2) THE SUBSTITUTE FORM W-9 INCLUDED HEREIN OR THE APPROPRIATE IRS FORM W-8, AS APPLICABLE, TO PREVENT U.S. BACKUP WITHHOLDING TAX OF 28%, IN EACH CASE, ON ANY CASH PAYMENT PAYABLE TO YOU PURSUANT TO THE OFFER.

SUBJECT TO APPLICABLE LAW, THE OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR THE ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFER DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT IN THE UNITED STATES, ALLIANCE ADVISORS LLC, AT +1-855-325-6673 (U.S. AND CANADA, TOLL-FREE) OR +1-973-873-7780 (INTERNATIONAL, CALL COLLECT).

You have received this Letter of Transmittal in connection with the offer of AudioCodes Ltd. (“AudioCodes”), to purchase up to 3,000,000 ordinary shares, nominal (par) value NIS 0.01 per share (the “Shares”) of AudioCodes, representing approximately 8.2% of AudioCodes’ issued and outstanding shares (excluding 18,732,638 Shares held in treasury) and of its voting power as of June 13, 2016, at a price of $4.35 per Share, net to the seller in cash, less any applicable withholding taxes, and without interest, upon the terms of, and subject to the conditions set forth in, the Offer to Purchase, dated June 16, 2016 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).

You should use this Letter of Transmittal to deliver to American Stock Transfer & Trust Company (the “U.S. Depositary”) Shares represented by share certificates, or held in book-entry form on the books of AudioCodes, for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the U.S. Depositary at The Depository Trust Company (“DTC”), you must use an Agent’s Message (as defined in Instruction 2 below). In this Letter of Transmittal, shareholders who deliver certificates representing their Shares are referred to as “Certificate Shareholders,” and shareholders who deliver their Shares through book-entry transfer are referred to as “Book-Entry Shareholders.”

If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the U.S. Depositary prior to 10 a.m. New York time, or 5:00 p.m., Israel time, on the Expiration Date (as defined in Section 1 of the Offer to Purchase) or you cannot complete the book-entry transfer procedures prior to the Expiration Date, you will not be able to tender Shares under a notice of guaranteed delivery procedure. See Instruction 2 below. Delivery of documents to DTC will not constitute delivery to the U.S. Depositary.

☐  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE ACCOUNT MAINTAINED BY THE U.S. DEPOSITARY WITH
    DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT     ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY     TRANSFER):

Name of Tendering Institution:    _________________________________________________________

DTC Participant Number:    _____________________________________________________________

Transaction Code Number:   ____________________________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

IMPORTANT: This Letter of Transmittal, properly completed and duly executed (together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and certificates or confirmation of book-entry transfer and all other required documents) must be received by the U.S. Depositary prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Completion Date or Expiration Date, as applicable. Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

Ladies and Gentlemen:

The undersigned hereby tenders to AudioCodes Ltd. (“AudioCodes”), the above-described ordinary shares, nominal (par) value NIS 0.01 per share, of AudioCodes (collectively, the “Shares”), at a price of $4.35 per Share, net to the seller in cash, without interest and less any applicable withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, the “Offer”).

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Shares validly tendered herewith, and not properly withdrawn, prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, AudioCodes, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after July 20, 2016 (collectively, “Distributions”). In addition, the undersigned hereby irrevocably appoints American Stock Transfer & Trust Company, LLC (the “U.S. Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares) to the full extent of such shareholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares (the “Share Certificates”) and any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of AudioCodes, (b) to present such Shares and any Distributions for transfer on the books of AudioCodes, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of the designees of AudioCodes the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of AudioCodes will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of AudioCodes’ shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, AudioCodes accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). AudioCodes reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon AudioCodes’ acceptance for payment of such Shares, AudioCodes must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of shareholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same are accepted for payment by AudioCodes, AudioCodes will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the

U.S. Depositary or AudioCodes to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the U.S. Depositary for the account of AudioCodes any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, AudioCodes shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by AudioCodes in its sole discretion.

It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the U.S. Depositary at the address set forth above, together with such additional documents as the U.S. Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the U.S. Depositary.

IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SHARES, THE SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, SHARE CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE U.S. DEPOSITARY HAS ACTUALLY RECEIVED THE SHARES OR SHARE CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the acceptance for payment by AudioCodes of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and AudioCodes upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that AudioCodes has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if AudioCodes does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 5 and 7)
To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price in consideration of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue: ☐ Check and/or ☐ Share Certificates to:

Name: ___________________________________ (Please Print)

Address: __________________________________

___________________________________________

___________________________________________ (Include Zip Code)

___________________________________________ (Tax Identification or Social Security Number)
☐ Credit Shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

___________________________________________ (DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 4, 5 and 7)
To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Deliver: ☐ Check(s) and/or ☐ Share Certificates to:

Name: ___________________________________ (Please Print)

Address: __________________________________

___________________________________________

___________________________________________ (Include Zip Code)

IMPORTANT — SIGN HERE
(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)
(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable
IRS Form W-8)
(U.S. and Non-U.S. Holders Please Also Complete the Enclosed Declaration Form
(Declaration of Status or Israeli Income Tax Purposes))
See “IMPORTANT TAX INFORMATION — ISRAEL”
_________________________________________________________________________________________
_________________________________________________________________________________________
(Signature(s) of Shareholder(s))
Dated: ______________________________, 2016

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s): __________________________________________________________________________________
                                                                        (Please Print)

Capacity (full title): __________________________________________________________________________

Address: ___________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________
                                                                        (Include Zip Code)

Area Code and Telephone Number:  ____________________________________________________________

Tax Identification or
Social Security No.:  ________________________________________________________________________

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only;
see Instructions 1 and 5)

Name of Firm: _____________________________________________________________________________

___________________________________________________________________________________________
                                                                        (Include Zip Code)

Authorized Signature:  _______________________________________________________________________

Name:  __________________________________________________________________________________

___________________________________________________________________________________________
                                                                        (Please Type or Print)

Area Code and Telephone Number: _____________________________________________________________

Dated: ______________________________, 2009

___________________________________________________________________________________________
                                                                        Place medallion guarantee in space below:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of DTC’s systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations.  This Letter of Transmittal is to be completed by shareholders if Share Certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase, an Agent’s Message must be utilized. A manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Shares, or confirmation of any book-entry transfer into the U.S. Depositary’s account at DTC of Shares tendered by book-entry transfer (“Book Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the U.S. Depositary at its address set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Please do not send your Share Certificates directly to AudioCodes.

Shareholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the U.S. Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer prior to the Expiration Date will not be able to tender their Shares under a notice of guaranteed delivery procedure.

A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each delivery of Share Certificates to the U.S. Depositary.

The term “Agent’s Message” means a message, transmitted through electronic means by DTC to, and received by, the U.S. Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that AudioCodes may enforce such agreement against the participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the U.S. Depositary’s office.

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Share Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal or other required documents and as to the proper form for transfer of any certificate of Shares, will be determined by AudioCodes in its sole and absolute discretion (which may delegate power in whole or in part to the U.S. Depositary) which determination will be final and binding. AudioCodes reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. AudioCodes also reserves the absolute right to waive any defect or irregularity in the surrender of any Shares or Share Certificate(s) whether or not similar defects or irregularities are waived in the case of any other shareholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. AudioCodes and the U.S. Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the U.S. Depositary.

3. Inadequate Space.  If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Partial Tenders (Applicable to Certificate Shareholders Only).  If fewer than all the Shares evidenced by any Share Certificate delivered to the U.S. Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column titled “Number of Shares Tendered” in the box titled “Description of Shares Tendered.” In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the U.S. Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to AudioCodes of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Share Certificates representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6. Transfer Taxes.  The amount of any share transfer taxes (whether imposed on the registered holder(s) or otherwise) payable on account of the transfer will be deducted from the purchase price of the tendered Shares purchased, unless evidence satisfactory to AudioCodes of the payment of the taxes, or that the transfer is not subject to tax, is submitted. AudioCodes will only be liable for share transfer taxes with respect to the sale and transfer of any Shares if such taxes are expressly imposed by applicable law on AudioCodes.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions.  If a check for the purchase price is to be issued, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders delivering Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such shareholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.

8. Requests for Assistance or Additional Copies.  Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from either the Information Agent as set forth below, and will be furnished at AudioCodes’ expense.

9. Backup Withholding.  Under U.S. federal income tax laws, the U.S. Depositary will be required to withhold a portion of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder or payee that is a United States person (for U.S. federal income tax purposes), must provide the U.S. Depositary with such shareholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such shareholder or payee is not subject to such backup withholding by completing the attached Form W-9. Certain shareholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering shareholder who is a foreign individual or a foreign entity should complete, sign, and submit to the U.S. Depositary the appropriate Form W-8. A Form W-8BEN may be obtained from the U.S. Depositary or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the U.S. Depositary to withhold a portion of the amount of any payments made of the purchase price pursuant to the Offer.

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.

10. Declaration Form (“Declaration of Status for Israeli Income Tax Purposes”).  Each holder surrendering certificates for payment is required to complete the Declaration Form included in this letter. Such holder may be eligible for an exemption from Israeli withholding tax, as described in Section 2 and Section 5 of the Offer to Purchase. See also “Important Tax Information” below and the instructions to the Declaration Form. Each holder must date and sign the Declaration Form in the spaces indicated. Failure to deliver the form or any information on the form may subject the holder to Israeli income tax withholding on the purchase price.

11. Lost, Destroyed, Mutilated or Stolen Share Certificates.  If any Share Certificate has been lost, destroyed, mutilated or stolen, the shareholder should promptly notify AudioCodes’ stock transfer agent, American Stock Transfer & Trust Company, LLC at (800) 937-5449. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.

12. Waiver of Conditions.  Subject to the terms and conditions of Offer, the applicable rules and regulations of the Securities and Exchange Commission and Israeli law, the conditions of the Offer may be waived by AudioCodes in whole or in part at any time and from time to time in its sole discretion.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE U.S. DEPOSITARY PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION — UNITED STATES

Under United States federal income tax law, a shareholder that is a non-exempt United States person (for U.S. federal income tax purposes) whose tendered Shares are accepted for payment, is required by law to provide the U.S. Depositary (as payer) with such shareholder’s correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder’s social security number. If the U.S. Depositary is not provided with the correct TIN, the shareholder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

If backup withholding applies, the U.S. Depositary is required to withhold 28% of any payments of the purchase price made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS. In order to avoid such backup withholding, the shareholder must certify that such shareholder is not subject to such backup withholding by completing the Substitute Form W-9 below.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the AudioCodes share certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the U.S. Depositary that a foreign individual qualifies as an exempt recipient, such shareholder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status, on a properly completed Form W-8BEN, or successor form. Such statements can be obtained from the U.S. Depositary.

Failure to complete the Substitute Form W-9 will not, by itself, cause the AudioCodes share certificates to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any payments made pursuant to the merger. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Form W-9.  To prevent backup withholding on payments that are made to a United States shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the U.S. Depositary of such shareholder’s correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such shareholder is awaiting a TIN), (ii) that such shareholder is not subject to backup withholding because (a) such shareholder has not been notified by the IRS that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such shareholder that such shareholder is no longer subject to backup withholding or (c) such shareholder is exempt from backup withholding, and (iii) that such shareholder is a U.S. person.

What Number to Give the U.S. Depositary.  Each United States shareholder is generally required to give the U.S. Depositary its social security number or employer identification number. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write “Applied For” in Part I, sign and date the Form W-9. Notwithstanding that “Applied For” is written in Part I, the U.S. Depositary will withhold 28% of all payments of the purchase price to such shareholder until a TIN is provided to the U.S. Depositary. Such amounts will be refunded to such surrendering shareholder if a TIN is provided to the U.S. Depositary within 60 days. We note that your Form W-9, including your TIN, may be transferred from the U.S. Depositary to the Paying Agent, in certain circumstances.

Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the U.S. Depositary.

PAYER’S NAME: American Stock Transfer & Trust Company, LLC

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME:  American Stock Transfer & Trust Company, LLC

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

______________________________________	______________________________________
Signature	Date

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of —	For this type of account:		Give the EMPLOYER IDENTIFICATION number of —
1.	An individual’s account	The individual	8.	Sole proprietorship account	The owner(4)
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	9.	A valid trust, estate or pension trust	The legal entity(5)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account(1)	10.	Corporate account	The corporation
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11.	Religious, charitable, or educational organization account	The organization
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12.	Partnership account held in the name of the business	The partnership
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13.	Association, club, or other tax-exempt organization	The organization
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14.	A broker or registered nominee	The broker or nominee
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(5)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.
Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
•	An international organization or any agency or instrumentality thereof.
•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.
•	A middleman known in the investment community as a nominee or custodian.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A foreign central bank of issue.
•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
•	Payments of patronage dividends where the amount received is not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6045, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. — If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

IMPORTANT TAX INFORMATION — ISRAEL

Under the “withholding tax” provisions of Israeli income tax law, the gross proceeds payable to a tendering shareholder in the Offer generally will be subject to Israeli withholding tax at a rate of 25.0% of the shareholder’s gain on such sale. However, based on an approval that we received from the Israel Tax Authority, or the ITA:

(1)	payments to be made to tendering shareholders who certify on a duly executed and delivered “Declaration of Status for Israeli Income Tax Purposes” form that they (a) hold less than 5% of the outstanding Shares of AudioCodes, (b) acquired their Shares on or after AudioCodes’ initial public offering on Nasdaq in June 1999 and (c) are non-Israeli residents for purposes of the Ordinance (and, in the case of corporations, that no Israeli residents hold more than 25.0% of the means of control of such corporations, whether directly or indirectly); and who provide certain additional declarations required to establish their exemption from Israeli withholding tax, will not be subject to Israeli withholding tax;
(2)	payments to be made to tendering shareholders who certify on a duly executed and delivered “Declaration of Status for Israeli Income Tax Purposes” form that they are eligible Israeli brokers or Israeli financial institutions holding Shares on behalf of a tendering shareholder will not be subject to Israeli withholding tax, and the relevant Israeli broker or Israeli financial institution will withhold Israeli tax, if any, as required by Israeli law; and
(3)	payments to be made to tendering shareholders who are not described in clauses (1) and (2) above will be subject to Israeli withholding tax at the fixed rate of 25.0% of the gross proceeds payable to them pursuant to the Offer.

AudioCodes will be required to provide ITA with the executed and delivered “Declaration of Status for Israeli Income Tax Purposes” forms, if so requested. We recommend that you seek professional advice from your own advisors concerning the tax consequences applicable to your particular situation.

The Israeli withholding tax is not an additional tax. Rather, the Israeli income tax liability of shareholders subject to Israeli withholding will be reduced by the amount of Israeli tax withheld. If Israeli withholding tax results in an overpayment of Israeli taxes, the holder may apply to the ITA in order to obtain a refund. However, AudioCodes cannot assure you whether and when the ITA will grant such refund.

Purpose of Declaration Form.  To determine the withholding of Israeli income tax, if any, on payments that are made to a shareholder with respect to Shares purchased in the Offer, each shareholder is required to deliver to the U.S. Depositary a duly completed and signed Declaration Form included in this letter below. The Declaration Form should be completed by all holders of Shares. Failure to provide the Declaration Form or any information on the Declaration Form may subject the holder to Israeli income tax withholding on the purchase price.

Notwithstanding the foregoing, should any tendering shareholder present us with a valid certificate of exemption or tax approval from the ITA applying withholding tax at a lesser rate than that described above or otherwise granting a specific exemption from Israeli withholding tax, AudioCodes will act in accordance with such certificate or approval.

The foregoing description of certain tax withholding is only a summary and is qualified by all the terms of, and conditions to, the Offer set forth in the Offer to Purchase. In this respect, you are urged to read Section 2 and Section 5 of the Offer to Purchase.

(Declaration Form Immediately Follows)

DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES

Do not send this form to the IRS. See separate instructions on the back cover of this form.

Read this form together with the Offer to Purchase and Letter of Transmittal accompanying this form.

PAYER’S NAME:  American Stock Transfer & Trust Company, LLC, as U.S. Depositary

Who may use this form and why?

Holders of Shares who wish to tender their Shares pursuant to the Offer to Purchase and the related Letter of Transmittal (which, as amended from time to time, together constitute the “Offer”) may use this form if they tender their Shares in the Offer to the U.S. Depositary and they are either:

Non-Israeli Residents and Corporations:  If (i) hold less than 5% of the outstanding Shares of AudioCodes, (ii) you certify that you are NOT a “resident of Israel” (as defined under Section 1 of the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance”) (See Instruction II)) for purposes of the Ordinance and (iii) you acquired your shares on or after AudioCodes’ initial public offering on Nasdaq in June 1999; then you may be eligible for a full exemption from Israeli withholding tax with respect to the gross proceeds payable to you (if any) pursuant to the Offer. By completing this form in a manner that would substantiate your eligibility for such exemption, you will allow AudioCodes, the U.S. Depositary, your broker or any other withholding agent, or their authorized representatives to exempt you from such Israeli withholding tax; or

A Bank, Broker or Financial Institution Resident in Israel:  If you are a bank, broker or financial institution resident in Israel that (1) is holding the Shares solely on behalf of beneficial shareholder(s) (so-called “street name” holders), and (2) is subject to the provisions of the Ordinance and regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by you to your beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by AudioCodes pursuant to the Offer (an “Eligible Israeli Broker”), you may be eligible for a full exemption from Israeli withholding tax with respect to the cash payment transmitted to you. By completing this form in a manner that would substantiate your eligibility for such exemption, you will allow AudioCodes, the U.S. Depositary, your broker or withholding agent, or their authorized representatives, to exempt you from such Israeli withholding tax. Consequently, even though the U.S. Depositary will not deduct any Israeli withholding tax from you, pursuant to the provisions of the Ordinance and regulations promulgated thereunder, to which you are subject, you may be required to withhold Israeli tax, as applicable, from the cash payment (if any) made by you to your beneficial shareholder(s). NOTE: AN ELIGIBLE ISRAELI BROKER MAY COMPLETE THIS FORM IF IT IS HOLDING THE SHARES SOLELY ON BEHALF OF HIS CLIENTS, THE BENEFICIAL SHAREHOLDERS; or

If you cannot complete this form, you may present us with a valid certificate of exemption or tax determination from the ITA applying withholding tax at a lesser rate than that described above or otherwise granting a specific exemption from Israeli withholding tax. By providing the exemption or tax determination in a manner that would substantiate your eligibility for such full or partial exemption, you will allow AudioCodes, the U.S. Depositary, your broker or any other withholding agent, or their authorized representatives to fully or partially exempt you from such Israeli withholding tax.

PLEASE NOTE THAT IF YOU PROVIDE A DECLARATION FORM, YOU ALSO CONSENT TO THE PROVISION OF YOUR DECLARATION FORM TO THE PURCHASER AND/OR THE U.S. DEPOSITARY AND TO THE ISRAELI TAX AUTHORITY (THE “ITA”), IN CASE THE ITA SO REQUESTS, FOR PURPOSES OF AUDIT OR OTHERWISE.

To whom should you deliver this form?

If you wish to submit this form and (1) you hold your Shares directly, i.e., you are a registered holder, complete and sign this form and mail or deliver it to the U.S. Depositary (together with the Letter of Transmittal by which you tender your Shares) at one of its addresses set forth below, or (2) you hold your Shares through a broker, dealer, commercial bank, financial institution, trust company or other nominee (a “Broker”), complete and sign this form and mail or deliver it (together with the instruction letter by which you tender your Shares) to such Broker.

Until when should I deliver this form?

As described above, this form should be delivered together with the Letter of Transmittal or instruction letter by which you tender your Shares prior to 10:00 a.m., New York time, or 5:00 p.m., Israel time, on the Completion Date (as defined in Section 1 of the Offer to Purchase).

You are urged to consult your own tax advisors to determine the particular tax consequences to you should you tender your Shares in the Offer, including, without limitation, the effect of any state, local or foreign income and any other tax laws and whether or not you should use this form.

רשות המסים בישראל

החטיבה המקצועית

DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES

You are receiving this form "Declaration of Status For Israeli Income Tax Purposes" as a holder of ordinary shares, NIS 0.01 par value per share (the "**Shares**") of AudioCodes Ltd. ("**AudioCodes**"), in connection with the acquisition of Shares by AudioCodes pursuant to the terms and conditions of that certain Offer to Purchase dated June 16, 2016 (the "**Tender Offer**").

PART I	**Identification and details of Shareholder (including Eligible Israeli Brokers)** (see instructions)
1. Name: (please print full name)	**2. Type of Shareholder** (more than one box may be applicable): ☐ Corporation (or Limited Liability Company) ☐ Individual ☐ Trust ☐ Partnership ☐ Other: ____________ ☐ Bank ☐ Broker ☐ Financial Institution
3. For individuals only:	**4. For all other Shareholders:**
Date of birth: ______/_____/______ month / day / year	Country of incorporation or organization:
Country of residence:	Registration number of corporation (if applicable):
Countries of citizenship (name all citizenships):	
Taxpayer Identification or Social Security No. (if applicable):	Country of residence:
5. Permanent Address (state, city, zip or postal code, street, house number, apartment number):	
6. Mailing Address (if different from above):	**7. Contact Details:** **Name:**______________ **Capacity:**_______________ **Telephone Number** (country code, area code and number): ______________________________

רח' מנחם בגין 125 תל-אביב 67012 קומה 18 טל': 03– 7633032 פקס: 03 - 6850059

רשות המסים בישראל
החטיבה המקצועית

8. I hold the Shares of AudioCodes (mark X in the appropriate place):

☐ directly, as a Registered Holder

☐ through a Broker. If you marked this box, please state the name of your Broker: ________________

9. ☐ I am the beneficial owner (directly or indirectly) of less than 5% of the outstanding Shares.

PART II	**Declaration by Non-Israeli Residents** (see instructions) ► **Eligible Israeli Brokers should not complete this Part II**

A. To be completed only by Individuals. I hereby declare that: (if the statement is correct, mark X in the following box)

A.1 ☐ I am NOT a "resident of Israel", which means, among other things, that:

- The State of Israel is not my permanent place of residence,
- The State of Israel is neither my place of residence nor that of my family,
- My ordinary or permanent place of activity is NOT in the State of Israel and I do NOT have a permanent establishment in the State of Israel,
- I do NOT engage in an occupation in the State of Israel,
- I do NOT own a business or part of a business in the State of Israel,
- I am NOT insured by the Israeli National Insurance Institution,
- I was NOT present (nor am I planning to be present) in Israel for 183 days or more during this tax year,
- I was NOT present (nor am I planning to be present) in Israel for 30 days or more during this tax year, and the total period of my presence in Israel during this tax year and the two previous tax years is less than 425 days in total;

A.2 ☐ I acquired the Shares on or after the initial public offering of AudioCodes on Nasdaq (i.e., June 1999).

B. To be completed by Corporations (except Partnerships and Trusts). I hereby declare that: (if correct, mark X in the following box)

B.1 ☐The corporation is NOT a "resident of Israel", which means, among other things, that:

- The corporation is NOT registered with the Registrar of Companies in Israel,
- The corporation is NOT registered with the Registrar of "Amutot" (non-profit organizations) in Israel,
- The control of the corporation is NOT located in Israel,
- The management of the corporation is NOT located in Israel,
- The corporation does NOT have a permanent establishment in Israel, and
- No Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or with another who is an Israeli resident, 25.0% or more of any "means of control" in the corporation as specified below:
    - The right to participate in profits;
    - The right to appoint a director;
    - The right to vote;
    - The right to share in the assets of the corporation at the time of its liquidation; and
    - The right to direct the manner of exercising one of the rights specified above;

B.2 ☐ The corporation acquired the Shares on or after the initial public offering of AudioCodes on Nasdaq (i.e., June 1999).

רח' מנחם בגין 125 תל-אביב 67012 קומה 18 טל': 03– 7633032 פקס: 03 - 6850059

רשות המסים בישראל
החטיבה המקצועית

C. To be completed by Partnerships. I hereby declare that: (if correct, mark X in the following box)

C.1 ☐ The partnership is NOT an Israeli resident which means, among other things, that:

- The partnership is NOT registered with the Registrar of Partnerships in Israel,
- The control of the partnership is NOT located in Israel,
- The management of the partnership is NOT located in Israel,
- The partnership does NOT have a permanent establishment in Israel,
- NO Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or with another who is an Israeli resident, 25.0% or more of any right in the partnership or, of the right to direct the manner of exercising any of the rights in the partnership, and
- NO partner in the partnership is an Israeli resident;

C.2 ☐ The partnership acquired the Shares on or after the initial public offering of AudioCodes on Nasdaq (i.e., June 1999).

D. To be completed by Trusts. I hereby declare that: (if correct, mark X in the following box)

D.1 ☐ The trust is NOT an Israeli resident, and:

- All settlors of the trust are NOT Israeli residents,
- All beneficiaries of the trust are NOT Israeli residents, and

D.2 ☐ The trust acquired the Shares on or after the initial public offering of AudioCodes on Nasdaq (i.e., June 1999).

PART III **Declaration by Israeli Bank, Broker or Financial Institution** (see instructions) ▶ **Non-Israeli Residents should not complete this Part III**

I hereby declare that: (if correct, mark X in the following box)

☐ I am a bank, broker or financial institution that is a "resident of Israel" within the meaning of that term in Section 1 of the Ordinance (See Instruction II), I am holding the Shares solely on behalf of beneficial shareholder(s) and I am subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by me to such beneficial shareholder(s) with respect to Shares in connection with the Merger.

PART IV **Certification.** By signing this form, I also declare that:

- I understood this form and completed it correctly and pursuant to the instructions.
- I provided accurate, full and complete details in this form.
- I am aware that providing false details constitutes criminal offense.
- I am aware that this form may be provided to the Israeli Tax Authority, in case the Israeli Tax Authority so requests, for purposes of audit or otherwise.

SIGN HERE ▶ ______________________ ______________ ______________

Signature of Shareholder (or individual authorized to sign on your behalf) | Date | Capacity in which acting

רח' מנחם בגין 125 תל-אביב 67012 קומה 18 טל': 03– 7633032 פקס: 03 - 6850059

INSTRUCTIONS

Forming Part of the Declaration of Status for Israeli Income Tax Purposes

I. General Instructions.  This Declaration Form (Declaration of Status for Israeli Income Tax Purposes), or this Form, should be completed by holders of Shares who wish to tender their Shares pursuant to the Offer, and who are either:

(i) Non-Israeli Residents:  (1) hold less than 5% of the outstanding Shares of AudioCodes, (2) NOT “residents of Israel” for purposes of the Ordinance (See Instruction II below), and (3) DID acquire the Shares tendered on or after AudioCodes’ initial public offering on Nasdaq in June 1999; or

(ii) A Bank, Broker or Financial Institution Resident in Israel:  a bank, broker or financial institution that are “residents of Israel” within the meaning of that term in Section 1 of the Ordinance, that (1) is holding Shares solely on behalf of beneficial shareholder(s) (so-called “street name” holders), and (2) is subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by them to such beneficial shareholder(s) with respect to Shares tendered by them and accepted for payment by AudioCodes pursuant to the Offer (an “Eligible Israeli Broker”). NOTE: AN ELIGIBLE ISRAELI BROKER MAY COMPLETE THIS FORM IF IT IS HOLDING THE SHARES SOLELY ON BEHALF OF HIS CLIENTS, THE BENEFICIAL SHAREHOLDERS.

Part I (Identification and details of Shareholder, including Eligible Israeli Broker).  You should complete Item 1, 2 and 5 through 8 and either (i) Item 3, if you are an individual, or (ii) Item 4, if you are a corporation (or limited liability company), trust, partnership, bank, broker, financial institution or other entity. If you hold less than 5% of the outstanding Shares of AudioCodes, you should complete Item 9.

Part II (Declaration by Non-Israeli Residents).  If you are NOT an Israeli resident, and acquired the Shares tendered on or after AudioCodes’ initial public offering on Nasdaq in June 1999, you should complete either Section A (for Individuals), Section B (for Corporations), Section C (for Partnerships) or Section D (for Trusts). If you do not mark a box you will be deemed to answer that the corresponding item is not correct with respect to you.

Part III (Declaration by Israeli Bank, Broker or Financial Institution).  If you are an Eligible Israeli Broker, you should mark the box in this Part.

Part IV (Certification) and Signature Block.  By signing this Form, you also make the statements in Part IV.

Inadequate Space.  If the space provided on this Form is inadequate, you should insert such details on a separate signed schedule and attached to this Form.

Determination of Validity.  All questions as to the validity, form or eligibility (including time of receipt) of this Form will be, subject to applicable law, determined by AudioCodes, in its sole discretion. None of AudioCodes, the U.S. Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any Form or incur any liability for failure to give any such notification. For more details, see Section 5 of the Offer to Purchase.

Questions and Requests for Assistance or Additional Copies.  Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth on the back cover. Additional copies of this Form may be obtained from Alliance Advisors LLC, the Information Agent.

The method of delivery of this Form is at your option and risk, and the delivery will be deemed made only when actually received by your Broker, the U.S. Depositary or the Israeli Depositary. If delivery is by mail, registered mail with return receipt requested, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent Forms will be accepted.

II. Definition of Resident of Israel for Israeli Tax Purposes

The following is an excerpt of Section 1 of the Israeli Income Tax Ordinance [New Version], 1961, as amended, which defines a “resident of Israel” or a “resident” as follows:

“(A) with respect to an individual — a person whose center of vital interests is in Israel; for this purpose the following provisions will apply:

(1) in order to determine the center of vital interests of an individual, account will be taken of the individual’s family, economic and social connections, including, among others:

(a) place of permanent home;

(b) place of residential dwelling of the individual and the individual’s immediate family;

(c) place of the individual’s regular or permanent occupation or the place of his permanent employment;

(d) place of the individual’s active and substantial economic interests;

(e) place of the individual’s activities in organizations, associations and other institutions;

(2) the center of vital interests of an individual will be presumed to be in Israel:

(a) if the individual was present in Israel for 183 days or more in the tax year;

(b) if the individual was present in Israel for 30 days or more in the tax year, and the total period of the individual’s presence in Israel that tax year and the two previous tax years is 425 days or more.

For the purposes of this provision, “day” includes a part of a day;

(3) the presumption in subparagraph (2) may be rebutted either by the individual or by the assessing officer;

(4) …;

(B) with respect to a body of persons — a body of persons which meets one of the following:

(1) it was incorporated in Israel;

(2) the “control and management” of its business is exercised in Israel, excluding a body of persons the control and management of whose business is exercised in Israel by an individual that has become a resident of Israel for the first time or that has become a Veteran Returning Resident, as provided in Section 14(A), and ten years have not yet lapsed from the date on which he became an Israeli resident as aforesaid, or by anyone on his behalf, provided that such body or persons would not be a resident of Israel even if the control and management of its business had not been executed by such individual or anyone on his behalf, unless requested otherwise by the body of persons.”

The above is an unofficial English translation of the Ordinance in the Hebrew language, and is provided for convenience purposes only. Please consult your own tax advisors to determine the applicability of these definitions to you.

The U.S. Depositary for the Offer is:

If delivering by mail:	If delivering by hand or courier:
American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Any questions or requests for assistance may be directed to the Information Agent at its telephone numbers and location listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its telephone numbers and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

200 Broadacres Drive, 3rd Fl.
Bloomfield, NJ 07003
U.S. and Canada: +1-855-325-6673 (Toll-Free)
International: +1-973-873-7780